Trillium P21 Global Equity Fund
(formerly, Portfolio 21 Global Equity Fund)
Institutional Class Ticker: PORIX
Retail Class Ticker: PORTX

Supplement dated November 22, 2019 to the
Summary Prospectus
dated October 31, 2019

Important Notice Regarding Changes to the Investment Objective and the Investment Policy

Effective January 21, 2020, the Trillium P21 Global Equity Fund will change its name to the:

“Trillium ESG Global Equity Fund”

At the same time, the Trillium ESG Global Equity Fund will change its Investment Objective to:

The Trillium ESG Global Equity Fund (the “Global Equity Fund” or “Fund”) seeks long-term capital ~~growth~~ appreciation.

The investment adviser believes that the new investment objective and names will better describe the Fund's current investment strategy.

All references in the Summary Prospectus to the Trillium P21 Global Equity Fund will be replaced with Trillium ESG Global Equity Fund.

Although the investment strategy will not change, the Fund's investment policy will be updated to reflect the newly named Fund.

The new Investment Policy for the Trillium ESG Global Equity Fund will be as follows:

Under normal market conditions, at least 80% of the Global Equity Fund’s net assets (plus any borrowings for investment purposes) will be ~~fully~~ invested~~, but at least 80%,~~ in equity securities that meet the Adviser’s ESG criteria, although the Adviser intends to normally be fully invested.

Please retain this Supplement with the Summary Prospectus.